UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 24, 2006

Halo Technology Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-33197	88-0467845
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Railroad Avenue, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203 422 2950

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 24, 2006 Halo Technology Holdings, Inc. ("Halo" or the "Company") entered into an Agreement and Plan of Merger (the "Agreement") with Tenebril Acquisition Sub, Inc., ("Merger Sub") a wholly-owned subsidiary of the Company, Tenebril Inc., ("Tenebril" or the "Target"), and Sierra Ventures, as agent for the Target stockholders (the "Stockholders’ Agent").

Under the terms of the Agreement, Tenebril shall be merged with and into the Merger Sub (the "Merger") with Tenebril surviving as a wholly-owned subsidiary of the Company. At the effective time of the Merger, the shares of Target Capital Stock issued and outstanding immediately prior to the effective time were converted into promissory notes issued by the Company (each, a "Promissory Note" and collectively, the "Promissory Notes"). The aggregate original principal amount of all Promissory Notes issued by Company was $3,000,000.

The Promissory Notes are due February 15, 2007, and accrue interest at a rate equal to eight and one-quarter percent (8.25%) per annum. At the Company option, the Company may convert some or all of the amount due under the Promissory Notes into shares of Common Stock of the Company. The number of shares issued upon conversion will be the total amount being converted divided by the Conversion Price then in effect. The Conversion Price is 85% of the Market Price as defined in the Promissory Notes.

At the Closing, the Company also delivered to the Target Broker a promissory note (the "Target Broker Promissory Note"). The Target Broker Promissory Note was in the original principal amount of $110,000, plus applicable interest, and is due on February 15, 2007

Under the Agreement, Tenebril made certain customary representations and warranties to the Company concerning Tenebril and the Company made certain customary representations and warranties to Tenebril. The Merger Agreement contains indemnity terms which provide that each party shall indemnify the other party for breaches of representations and warranties and covenants made under the agreement, provided that neither party shall be required to pay any damages unless the aggregate amount of all damages exceeds certain limits and provided further that neither party shall be liable for damages in excess of certain limits.

Also on August 24, 2006, the Company entered into an Investors’ Agreement (the "Investors’ Agreement") with the Target Stockholders. This agreement provides for the registration of shares of the Company’s Common Stock in the event the Company issues shares upon conversion of the Promissory Notes. Under the Investors’ Agreement, the Company shall, within thirty (30) days after the issuance of such shares (the "Registrable Shares"), prepare and file a registration statement on Form SB-2 or an equally suitable registration statement (the "Registration Statement") for the purpose of registering all of the Registrable Shares for resale. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Company agreed to use its best efforts to cause such Registration Statement to be declared effective by the Securities and Exchange Commission (the "SEC") at the earliest practicable date thereafter. The Company also agreed to use its best efforts to keep the Registration Statement effective (the "Effectiveness Period") (subject to reasonable blackout provisions as may be required in order to comply with the securities laws) until the earlier of: (i) twenty four (24) months after the date that the Registration Statement is declared effective by the SEC; (ii) the date when all of the Registrable Shares covered by the Registration Statement are sold; or (iii) the date when Rule 144(k) is available with respect to all of the securities covered by such Registration Statement.

A copy of the Agreement is attached as Exhibit 10.127, a copy of the form of Promissory Notes is attached as Exhibit 10.128, and a copy of the Investors’ Agreement is attached as Exhibit 10.129, and all such agreements are incorporated herein by reference. The foregoing description of the Agreement, the Promissory Notes and the Investors’ Agreement is qualified in its entirety by reference to the full text of the agreements.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 24, 2006 Halo Technology Holdings, Inc. ("Halo" or the "Company") entered into an Agreement and Plan of Merger (the "Agreement") with Tenebril Acquisition Sub, Inc., ("Merger Sub") a wholly-owned subsidiary of the Company, Tenebril Inc., ("Tenebril" or the "Target"), and Sierra Ventures, as agent for the Target stockholders (the "Stockholders’ Agent").

Under the terms of the Agreement, Tenebril shall be merged with and into the Merger Sub (the "Merger") with Tenebril surviving as a wholly-owned subsidiary of the Company. At the effective time of the Merger, the shares of Target Capital Stock issued and outstanding immediately prior to the effective time were converted into promissory notes issued by the Company (each, a "Promissory Note" and collectively, the "Promissory Notes"). The aggregate original principal amount of all Promissory Notes issued by Company was $3,000,000.

The Promissory Notes are due February 15, 2007, and accrue interest at a rate equal to eight and one-quarter percent (8.25%) per annum. At the Company option, the Company may convert some or all of the amount due under the Promissory Notes into shares of Common Stock of the Company. The number of shares issued upon conversion will be the total amount being converted divided by the Conversion Price then in effect. The Conversion Price is 85% of the Market Price as defined in the Promissory Notes.

At the Closing, the Company also delivered to the Target Broker a promissory note (the "Target Broker Promissory Note"). The Target Broker Promissory Note was in the original principal amount of $110,000, plus applicable interest, and is due on February 15, 2007

A copy of the Agreement is attached as Exhibit 10.127, and a copy of the form of Promissory Notes is attached as Exhibit 10.128 and all such agreements are incorporated herein by reference. The foregoing description of the Agreement, and the Promissory Notes, is qualified in its entirety by reference to the full text of the agreements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.127 Agreement and Plan of Merger dated August 24, 2006 (the "Agreement") between Halo Technology Holdings, Inc., Tenebril Acquisition Sub, Inc., Tenebril Inc., and Sierra Ventures. Certain exhibits and schedules to the Merger Agreement are referred to in the text thereof and the Registrant agrees to furnish them supplementally to the Securities and Exchange Commission upon request.

10.128 Form of Promissory Note Issued to Tenebril Stockholders

10.129 Investors’ Agreement dated August 24, 2006 between the Company and the Investors named therein. Certain exhibits and schedules to the Investors' Agreement are referred to in the text thereof and the Registrant agrees to furnish them supplementally to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halo Technology Holdings, Inc.

August 30, 2006	By:	Ernest Mysogland

Name: Ernest Mysogland
Title: Executive Vice President

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Exhibit Index

Exhibit No.	Description

10.127	Agreement and Plan of Merger dated August 24, 2006 between Halo Technology Holdings, Inc., Tenebril Acquisition Sub, Inc., Tenebril Inc., and Sierra Ventures
10.128	Form of Promissory Note Issued to Tenebril Stockholders
10.129	Investors Agreement dated August 24, 2006 between the Company and the Investors named therein